Exhibit 3.65

CERTIFICATE OF INCORPORATION

OF

QUALITY MAGAZINE SCHOOL PROFIT PLAN, INC.

A Delaware Corporation

FIRST: The name of the Corporation is QUALITY MAGAZINE SCHOOL PROFIT PLAN, INC.

SECOND: Its principal office in the State of Delaware is located in the County of Kent and the City of Dover. The name of its resident agent is The Prentice-Hall Corporation System, Inc. The street and number of said principal office and the address by street and number of said resident agent is 229 South State Street, Dover, Delaware.

THIRD: The nature of the business of the Corporation and the objects and purposes to be transacted, promoted or carried on by it are as follows:

(1) To engage in and to act as agent for others in the solicitation of orders or subscriptions for, and in the circulation and distribution generally of, magazines, books, pamphlets, newspapers, journals and other periodicals, publications and printed matter of any and all kinds; to publish music, to record records, to manufacture and distribute and to act as agent for others in the distribution of records, phonographs, tape recorders and any and all other supplies and things in any way relating thereto or used in connection therewith; to develop, operate, promote and exploit circulation, distribution and sales methods in the publishing and music field generally by means of telephone solicitation, direct mail, personal and door-to-door canvassing, general advertising and other techniques of every kind and description; and to transact all kinds of business relating to or involving the circulation, distribution of sales by any means of periodicals, publications and printed matter of every kind and description and to conduct a general subscription business or agency.

(2) To write, edit, prepare for publication, print, publish, bind, purchase or otherwise acquire, hold, own, use, import, export, distribute, sell or otherwise dispose of and deal in or with magazines, books, pamphlets, newspapers, Journals and other periodicals and publications of any and all kinds, manuscripts, literary articles, dramatic works, musical scores, maps, cartoons, pictures, photographs, illustrations and literary, advertising and musical copy of any and all kinds; and generally to engage in the business of editors, publishers, advertising organizations, book and job printers, linotypers, electrotypers, lithographers, engravers, bookbinders and stationers.

(3) To acquire by purchase, exchange, lease, devise or otherwise, and to hold, own, maintain, manage, improve, develop and operate and to sell, transfer, mortgage, lease, assign, convey, exchange, or otherwise turn to account or dispose of and generally to deal in and with real property, wheresoever situated, any and all buildings, structures, fixtures, apparatus, equipment and facilities thereon, and any and all rights, interests and privileges therein, and any and all things and property incidental thereto or useful or capable of being used in connection therewith.

(4) To acquire by purchase, exchange, lease, devise or otherwise, and to hold, own, maintain, manage, develop and operate, and to sell, transfer, mortgage, lease, assign, convey, exchange, otherwise turn to account or dispose of and generally to deal in and with, personal property, tangible or intangible, of every kind and description, wheresoever situated, and any and all rights, interests and privileges therein.

(5) To lend money or make advances from time to time on such terms and on such security, if any, as the Board of Directors of the Corporation may determine.

(6) To borrow money and contract debts for its corporate purposes and to make, accept, endorse, execute and issue promissory notes, bills of exchange, bonds, debentures or other obligations from time to time for the purchase of property or for any purpose in or about the business of the Corporation and if deemed proper to secure the payments of any such obligations by mortgage, pledge, deed of trust or otherwise.

(7) To purchase, hold, sell, transfer, reissue or cancel the shares of its own Capital Stock or any securities or other obligations of the Corporation in the manner and to the extent now or hereafter permitted to corporations organized under the laws of the State of Delaware; provided, that the Corporation shall not use its funds or other assets for the purchase of its own shares of stock when such use would cause any impairment of the capital of the Corporation, and provided further that shares of its own Capital Stock belonging to the Corporation shall not be voted upon directly or indirectly.

(8) To underwrite, purchase, acquire, hold, pledge, hypothecate, exchange, sell, deal in and dispose of, alone or in syndicates or otherwise in conjunction with others, stocks, bonds and other evidences of indebtedness and obligations of any corporation, association, partnership, syndicate, entity, person or governmental, municipal or public authority, domestic or foreign, and evidences of any interest in respect of any such stocks, bonds, and other evidences of indebtedness and obligations; to issue and exchange therefore its own stocks, bonds, or other obligations; and, while the owner or holder of any such, to exercise all the rights, powers and privileges of ownership in respect thereof; and to the extent now or hereafter permitted by law to aid by loan, subsidy, guaranty or otherwise those issuing, creating or responsible for any such stocks, bonds or other evidences of indebtedness or obligations or evidences of any interest in respect thereof.

(9) To apply for, purchase, register or in any manner to acquire and to hold, own, use, operate and introduce, and to sell, lease, assign, pledge, or in any manner dispose of, and in any manner deal with, patents, patent rights, licenses, copyrights, trade-marks, trade names and to acquire, own, use or in any manner dispose of any and all inventions, improvements and processes, labels, designs, brands or other rights, and to work, operate, or develop the same, and to carry on any similar business which may directly or indirectly effectuate these objects or any of them.

(10) To acquire and pay for in cash, stocks or bonds of the Corporation or otherwise, the good will, rights, assets and property, and to undertake or assume the whole or any part of the obligations or liabilities of any person, firm, association or corporation.

(11) To have one or more offices to carry on all or any of its operations and business, and without restriction or limit as to amount to purchase or otherwise acquire, hold, own, mortgage, sell, convey, or otherwise dispose of real or personal property of every class or description in any of the States, districts, territories or colonies of the united States and in any and all foreign countries subject to the laws of such State, district or territory, colony or country.

(12) To enter into, make, perform and carry out contracts of every sort and kind which may be necessary or convenient for the business of the Corporation or business of a similar nature with any person, corporation, private, public or municipal body politic under the government of the United States or any state, territory or colony thereof or of any foreign government.

(13) To do all and everything necessary, suitable or proper for the accomplishment of any of the purposes, the attainment of any of the objects or the furtherance of any of the powers hereinbefore set forth, either alone or in connection with other corporations, firms, or individuals and either as principals, or agents, and to do every other act or acts, thing or things incidental or appurtenant to or growing out of or connected with the aforesaid objects, purposes or powers, or any of them.

The foregoing provisions of Article THIRD shall be construed both as purposes and powers and each as an independent purpose and power. The enumeration of specific purposes and powers shall not be held to limit or restrict in any manner the purposes and powers of the Corporation and the purposes and powers herein specified shall, except when otherwise provided in this Article THIRD, be in no wise limited or restricted by reference to or inference from the terms of any provision of this or any other Article of this Certificate of Incorporation.

FOURTH: The total number of shares of stock the Corporation shall have authority to issue is One Thousand (1,000) Shares and the par value of each of such shares is One ($1.00) Dollar. All such shares are of one class and are designated as Common Stock.

The minimum amount of capital with which the Corporation will commence business is One Thousand ($1,000.00) Dollars.

FIFTH: The names and places of residence of the incorporators are as follows:

Names	Residences

John D. Garrison	555 Park Avenue New York 22, N. Y.

John R. O’Brien	235 Adams Street Brooklyn, N. Y.

Kenneth L. Demarest	258 Clinton Place Hackensack, N. J.

SIXTH: The Corporation is to have perpetual existence.

SEVENTH: The private property of the stockholders shall not be subject to the payment of corporate debts to any extent whatever.

EIGHTH: The number of directors of the Corporation shall be as from time to time fixed by, or in the manner provided in, it’s By-Laws and may be increased or decreased as therein provided; but the number thereof shall not be less than three. Election of directors need not be by ballot unless otherwise provided in the By-Laws.

NINTH: The Corporation shall be managed by the Board of Directors which shall exercise all powers conferred under the laws of the State of Delaware including without limitation the power:

(1) to hold meetings, to have one or more offices, and to keep the books of the Corporation, except as otherwise expressly provided by law, at such places, whether within or without the State of Delaware, as may from time to time be designated by the Board;

(2) to make, alter, and repeal by-laws of the Corporation, subject to the power reserved by law of the stockholders to make, alter and repeal by-laws;

(3) to determine whether and to what extent and at what times and places and under what conditions and regulations, the accounts and books of the Corporation, or any of them, shall be open to the inspection of the stockholders, and no stockholder shall have any right to inspect any account, record, book or document of the Corporation except as conferred by the laws of the State of Delaware or as authorized by the Board;

(4) from time to time in such manner and upon such terms and conditions as may be determined by the Board to provide and carry out and recall, abolish, revise, Alter or change, one or more plan or plans for:

(i) the issue or the purchase and sale of its capital stock or granting of options there-for or of bonuses or awards in the form of such capital stock, to any or all of the employees,

officers or directors of the Corporation or of any of its subsidiaries or of any corporation in which it owns, directly or indirectly, any shares of capital stock and in the affairs or prosperity of which the Board of Directors of the Corporation shall consider that the Corporation has an interest, and the payment for such stock in installments or at one time, with or without the right to vote the same pending payment therefore in full, and to the extent permitted by law, for aiding any such persons in payment for such stock by contributions, compensation for services, or otherwise;

(ii) the participation by any or all of the employees, officers or directors of the Corporation or of any of its subsidiaries or of any corporation in which it owns, directly or indirectly, any shares of capital stock and in the affairs or prosperity of which the Board of Directors of the Corporation shall consider that the Corporation has an interest, in the profits of the Corporation or of any branch, division or subsidiary thereof, as parts of the Corporation’s legitimate expenses; and

(iii) the furnishing to any or all of the employees, officers or directors of the Corporation, or any of its subsidiaries, or of any corporation in which it owns, directly or indirectly, any shares of capital stock and in the affairs or prosperity of which the Board of Directors of the Corporation shall consider that the Corporation has an interest, for their benefit or the benefit of their dependents or other persons associated with them, at the expense, wholly or in part, of the Corporation, of such health, accident or life insurance benefits, or pension, retirement, bonus, incentive, welfare or other benefits, as shall in their judgment be in the interests of the Corporation;

(5) to authorize and cause to be executed mortgages, pledges, liens and charges upon the real and personal property of the Corporation;

(6) by resolution passed by a majority of the whole Board, to designate one or more committees, each committee to consist of two or more of the directors of the Corporation, which, to the extent provided in the resolution or in the By-Laws of the Corporation, shall have and may exercise the powers of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which in the judgment of such committee may require it. Such committee or committees shall have such name or names as may be stated in the By-Laws of the Corporation or as may be determined from time to time by resolution adopted by the Board;

(7) when and as authorized by such affirmative vote of the holders of the then outstanding stock as may be required given at a stockholders’ meeting duly called for that purpose, to sell, lease or exchange all of the property and assets of the Corporation, including its good will and its corporate franchises, upon such terms and conditions and for such consideration, which may be in whole or in part shares of stock in, and/or other securities of, any other corporation or corporations, as the Board of Directors shall deem expedient and for the best interest of the Corporation.

officers or directors of the Corporation or of any of its subsidiaries or of any corporation in which it owns, directly or indirectly, any shares of capital stock and in the affairs or prosperity of which the Board of Directors of the Corporation shall consider that the Corporation has an interest, and the payment for such stock in installments or at one time, with or without the right to vote the same pending payment therefor in full, and to the extent permitted by law, for aiding any such persons in payment for such stock by contributions, compensation for services, or otherwise;

(ii) the participation by any or all of the employees, officers or directors of the Corporation or of any of its subsidiaries or of any corporation in which it owns, directly or indirectly, any shares of capital stock and in the affairs or prosperity of which the Board of Directors of the Corporation shall consider that the Corporation has an interest, in the profits of the Corporation or of any branch, division or subsidiary thereof, as part of the Corporation’s legitimate expenses; and

(iii) the furnishing to any or all of the employees, officers or directors of the Corporation, or any of its subsidiaries, or of any corporation in which it owns, directly or indirectly, any shares of capital stock and in the affairs or prosperity of which the Board of Directors of the Corporation shall consider that the Corporation has an interest, for their benefit or the benefit of their dependents or other persons associated with them, at the expense, wholly or in part, of the Corporation, of such health, accident or life insurance benefits, or pension, retirement, bonus, incentive, welfare or other benefits, as shall in their judgment be in the interests of the Corporation;

(5) to authorize and cause to be executed mortgages, pledges, liens and charges upon the real and personal property of the Corporation;

(6) by resolution passed by a majority of the whole Board, to designate one or more committees, each committee to consist of two or more of the directors of the Corporation, which, to the extent provided in the resolution or in the By-Laws of the Corporation, shall have and may exercise the powers of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which in the judgment of such committee may require it. Such committee or committees shall have such name or names as may be stated in the By-Laws of the Corporation or as may be determined from time to time by resolution adopted by the Board;

(7) when and as authorized by such affirmative vote of the holders of the then outstanding stock as may be required given at a stockholders’ meeting duly called for that purpose, to sell, lease or exchange all of the property and assets of the Corporation, including its good will and its corporate franchises, upon such terms and conditions and for such consideration, which may be in whole or in part shares of stock in, and/or other securities of, any other corporation or corporations, as the Board of Directors shall deem expedient and for the best interest of the Corporation.

TENTH: Each holder of Common Stock of the Corporation shall, as such holder, have the right, equally and ratably with other holders of Common Stock according to their respective aggregate holdings of Common Stock, and on such terms and conditions as the Board of Directors may determine, to purchase or subscribe for (a) any shares of Common Stock authorized by the original Certificate of Incorporation, including shares acquired by the Corporation after issue, which the Corporation may hereafter issue or sell or otherwise transfer for cash or otherwise, other than the initial shares of Common Stock issued by the Corporation, or (b) any other shares of stock or obligations or other securities which the Corporation may hereafter issue, sell or otherwise transfer, for cash or otherwise, which shall be convertible into, or exchangeable for such shares of Common Stock or to which shall be attached or appurtenant any warrant, option or other instrument that shall confer upon the holder or holders thereof the right to subscribe for or purchase or receive from the Corporation any such shares of Common Stock; provided, however, that the holder of any right hereinabove provided to purchase or subscribe for any shares of Common Stock or any other shares of stock or obligations or other securities may waive such right by notice in writing filed with the Corporation; and provided, further, that, if and to the extent any such right is not exercised within a reasonable time, as determined and prescribed by the Board of Directors, such shares of Common Stock or such other shares of stock or obligations or other securities may thereafter be issued and disposed of pursuant to the resolutions of the Board of Directors, adopted either before or after any offering to shareholders as contemplated herein, to such persons, firms, corporations or other entities or groups and upon such terms and conditions (but at a price, without deduction of such reasonable compensation or discount, if any, as shall be paid or allowed for the sale, underwriting, or purchase of such shares by underwriters or dealers, not less than that at which they were offered to holders of Common Stock) as may be deemed advisable by the Board of Directors in the exercise of its discretion. Except as hereinabove in this Article TENTH expressly provided, no holder of stock of the Corporation of any-class or classes, now or hereafter authorized, or of any obligation of the Corporation that shall be convertible into, or exchangeable for, any share or shares of such stock, or any warrant, option or other instrument that shall confer upon the holder thereof the right to subscribe for or purchase or receive from the Corporation any share or shares of such stock, shall, as such holder, have any right to purchase or subscribe for any shares of stock of the Corporation of any class or any obligations or other securities which the Corporation may hereafter issue or sell which shall be convertible into, or exchangeable for, or entitle the holders thereof to subscribe for or purchase or receive any shares of stock of the Corporation of any class.

ELEVENTH: Any and all right, title, interest and claim in or to any dividends declared by the Corporation, whether in cash, stock or otherwise, which are unclaimed by the stockholder entitled thereto for a period of six years after the close of business on the payment date, shall be and be deemed to be extinguished and abandoned; and such unclaimed dividends in the possession of the Corporation, its transfer agents or other agents or depositaries, shall at such time become the absolute property of the Corporation, free and clear of any and all claims of any persons whatsoever.

TWELFTH: No contract or other transaction between the Corporation and any other corporation, and no act of the Corporation, shall in any way be affected or invalidated by the fact that any of the directors of the Corporation are pecuniarily or otherwise interested in or are directors or officers of such other corporation, and any director individually or any firm or association of which any director may be a member may be a party to or may be pecuniarily or otherwise interested in any contract or transaction of the Corporation, provided that the fact that he individually or such firm is so interested shall be disclosed or shall have been known to the Board or a majority thereof and that such director shall not be counted in determining the existence of a quorum at any meeting of the Board of the Corporation which shall authorize any such contract or transaction or in any vote thereat to authorize any such contract or transaction.

THIRTEENTH: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof, or on the application of any receiver or receivers appointed for this Corporation under the provisions of section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

FOURTEENTH: From time to time any of the provisions of this Certificate of Incorporation may be amended, altered or repealed, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted in the manner and at the time prescribed or permitted by said laws; and all rights at any time conferred upon the stockholders of the Corporation by this certificate of Incorporation are granted subject to the provisions of this Article FOURTEENTH.

IN WITNESS WHEREOF, the undersigned, being all of the incorporators hereinbefore named, do hereby make this certificate for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware and do hereby certify that the facts hereinbefore set forth are true and correct and have accordingly here-unto set our hands and seals this 27th day of December 1963.

/s/ John D. Garrison	(Seal)

/s/ Kenneth L. Demarest	(Seal)

/s/ John R. O’Brien	(Seal)

CERTIFICATE OF AMENDMENT OF

CERTIFICATE OF INCORPORATION BEFORE

PAYMENT OF ANY PART OF THE CAPITAL

or

QUALITY MAGAZINE SCHOOL PROFIT PLAN, INC.

(Pursuant to Section 241 of the General

Corporation Law of Delaware)

We, the undersigned, being all of the incorporators of QUALITY MAGAZINE SCHOOL PROFIT PLAN, INC. (herein called the “Corporation”), for the purpose of effecting the following amendment or amendments to the Certificate of Incorporation, the said amendment or amendments to be effective as of the date of the filing and the recording of said original Certificate of Incorporation, do hereby certify that:

FIRST: No payment of any part of the capital of the Corporation has been made.

SECOND: The original Certificate of Incorporation is hereby amended to change the name of the Corporation to THE QUALITY SCHOOL PLAN, INC.

THIRD: The original Certificate of Incorporation is hereby amended by striking out Article TENTH thereof in its entirety and by substituting in lieu thereof the following new Article:

“TENTH: The holders of shares of Common Stock of the Corporation shall, as such, have the right, pro rata according to their respective holdings of Common Stock of the Corporation, at a price not less than the proposed offering price to others and on such other reasonable terms and conditions as the Board of Directors may determine, to purchase or subscribe for any of the authorized but unissued shares of Common Stock of the Corporation and for any other securities of the Corporation which shall be convertible into, or shall evidence or carry the right to purchase, shares of Common Stock of the Corporation, whether now or hereafter authorized, which may be issued for cash or otherwise.”

IN WITNESS WHEREOF, we have hereunto set our respective hands and seals to this Certificate of Amendment of Certificate of Incorporation this 29th day of January, 1964.

/s/ John D. Garrison	(L.S.)
John D. Garrison

/s/ John R. O’Brien	(L.S.)
John R. O’Brien

/s/ Kenneth L. Demarest	(L.S.)
Kenneth L. Demarest

CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION

of

THE QUALITY SCHOOL PLAN, INC.

A Delaware Corporation

It is hereby certified that:

1. The name of this corporation (hereinafter called the “Corporation”) is THE QUALITY SCHOOL PLAN, INC.

2. The Certificate of Incorporation of the Corporation is hereby amended by striking out Article FIRST and Article FOURTH thereof and by substituting in lieu of said Article FIRST and Article FOURTH the following new Articles:

“FIRST: The name of the Corporation is QSP, INC.”

and

“FOURTH: The total number of shares of stock the Corporation shall have the authority to issue is two million fifty thousand (2,050,000) shares and par value of each of such shares is one (1¢) cent of which one million nine hundred thousand (1,900,000) shares shall be Class A Common Stock and one hundred and fifty thousand (150,000) shares shall be Class B Common Stock. The Class A Common Stock and the Class B Common Stock shall participate share for share in all dividends and distributions of assets upon liquidation or otherwise and shall be identical in all other respects, except that the holders of the Class B Common Stock shall have no voting power for any purpose whatsoever, except as otherwise provided by law, and the holders of the Class A Common Stock of the Corporation shall have full voting power for all purposes.”

3. These amendments to the Certificate of Incorporation herein certified have been duly, adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

4. The capital of the Corporation will not be reduced under or by reason of any amendment herein certified.

Executed at New Castle, New York, October 27, 1969.

/s/ Illegible
Vice President
Attest:
/s/ Illegible
Assistant Secretary

RESTATED CERTIFICATE OF INCORPORATION

OF

QSP, INC.

A Delaware Corporation

It is hereby certified that:

This Corporation was originally incorporated under the name Quality Magazine School Profit Plan, Inc., and its original Certificate of Incorporation was filed with the Secretary of State on December 30, 1963. This Restated Certificate of Incorporation was duly adopted by the written consent of all of the Stockholders of the Corporation entitled to vote thereon pursuant to Section 228 and in accordance with the provisions of Sections 245/&242 of the General Corporation Law of Delaware.

FIRST: The name of the Corporation is QSP, INC.

SECOND: The location of the Registered Office of the Corporation in the State of Delaware is at 229 South State Street, City of Dover, County of Kent. The name and address of its Registered Agent in the State of Delaware upon whom process against the Corporation may be served is The Prentice-Hall Corporation System, Inc., 229 South State Street, Dover, Delaware 19901.

THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware, and may include, but not by way of limitation:

To engage in and to act as agent for others in fund raising, including the solicitation of orders or subscriptions for, and the selling and distribution generally of magazines, books and publications and printed matter of any and all kinds, of recorded music and materials of all kinds and of records, phonographs, tape recorders and recordings, audiovisual materials, programs and equipment of all kinds, musical, scientific, educational and recreational equipment and supplies of all kinds, food stuffs and confectionery goods of any and all kinds, personal supplies and services of all kinds, and merchandise and manufactured goods of any and all kinds.

The foregoing provisions of Article THIRD shall be construed each as an independent purpose and power. The enumeration of specific purposes and powers shall not be held to limit or restrict in any manner the purposes and powers of the Corporation and the purposes and powers herein specified shall be in no wise limited or restricted by reference to or inference from the terms of any provision of this or any other Article of this Certificate of Incorporation.

FOURTH: The total number of shares of stock which the Corporation shall have the authority to issue is two million fifty thousand (2,050,000) shares and par value of each of such shares is one cent (1¢) of which one million nine hundred thousand (1,900,000) shares shall be Class A Common Stock and one hundred and fifty thousand (150,000) shall be Class B Common stock. The Class A Common Stock and Class B Common Stock shall participate share for share in all dividends and

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distributions of assets upon liquidation or otherwise and shall be identical in all other respects, except that the holders of the Class B Common Stock shall have no voting power for any purpose whatsoever, except as otherwise provided by law, and the holders of the Class A Common Stock of the Corporation shall have full voting power for all purposes.

FIFTH: The number of directors of the Corporation shall be as from time to time fixed by, or in the manner provided in, its By-Laws and may be increased or decreased as therein provided; but the number thereof shall not be less than three. Election of directors need not be by ballot unless otherwise provided in the By-Laws.

SIXTH: The Corporation shall be managed by the Board of Directors which shall exercise all powers conferred under the laws of the State of Delaware including without limitation the power:

(1) to hold meetings, to have one or more offices, and to keep the books of the Corporation, except as otherwise expressly provided by law, at such places, whether within or without the State of Delaware, as may from time to time be designated by the Board;

(2) to make, alter, and repeal by-laws of the Corporation, subject to the power reserved by law of the stockholders to make, alter and repeal by-laws;

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(3) to determine whether and to what extent and at what times and places and under what conditions and regulations, the accounts and books of the Corporation, or any of them, shall be open to the inspection of the stockholders, and no stockholder shall have any right to inspect any account, record, book or document of the Corporation except as conferred by the laws of the State of Delaware or as authorized by the Board;

(4) from time to time in such manner and upon such terms and conditions as may be determined by the Board to provide and carry out and recall, abolish, revise, alter or change, one or more plan or plans for:

(i) the issue or the purchase and sale of its capital stock or granting of options therefor or of bonuses or awards in the form of such capital stock, to any or all of the employees, officers or directors of the Corporation or of any of its subsidiaries or of any corporation in which it owns, directly or indirectly, any shares of capital stock and in the affairs or prosperity of which the Board of Directors of the Corporation shall consider that the Corporation has an interest, and the payment for such stock in installments or at one time, with or without the right to vote the same pending payment therefor in full, and to the extent permitted by law, for aiding any such persons in payment for such stock by contributions, compensation for services, or otherwise;

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(ii) the participation by any or all of the employees, officers or directors of the Corporation or of any of its subsidiaries or of any corporation in which it owns, directly or indirectly, any shares of capital stock and in the affairs or prosperity of which the Board of Directors of the Corporation shall consider that the Corporation has an interest, in the profits of the Corporation or of-any branch, division or subsidiary thereof, as part of the Corporation’s legitimate expenses; and

(iii) the furnishing to any or all of the employees, officers or directors of the Corporation, or any of its subsidiaries, or of any corporation in which it owns, directly or indirectly, any shares of capital stock and in the affairs or prosperity of which the Board of Directors of the Corporation shall consider

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that the Corporation has an interest, for their benefit or the benefit of their dependents or other persons associated with them, at the expense, wholly or in part, of the Corporation, of such health, accident or life insurance benefits, or pension, retirement, bonus, incentive, welfare or other benefits, as shall in their judgment be in the interests of the Corporation;

(5) to authorize and cause to be executed mortgages, pledges, liens and charges upon the real and personal property of the Corporation;

(6) by resolution passed by a majority of the whole Board, to designate one or more committees, each committee to consist of two or more of the directors of the Corporation, which, to the extent provided in the resolution or in the By-Laws of the Corporation, shall have and may exercise the powers of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which in the judgment of such committee may require it. Such committee or committees shall have such name or names as may be stated in the By-Laws of the Corporation or as may be determined from time to time by resolution adopted by the Board;

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(7) when and as authorized by such affirmative vote of the holders of the then outstanding stock as may be required taken at a stockholders’ meeting duly called for that purpose, to sell, lease or exchange all of the property and assets of the Corporation, including its good will and its corporate franchises, upon such terms and conditions and for such consideration, which may be in whole or in part shares of stock in, and/or other securities of, any other corporation or corporations, as the Board of Directors shall deem expedient and for the best interest of the Corporation.

SEVENTH: The holders of shares of Common Stock of the Corporation shall, as such, have the right, pro rata according to their respective holdings of Common Stock of the Corporation, at a price not less than the proposed offering price to others and on such other reasonable terms and conditions as the Board of Directors may determine, to purchase or subscribe for any of the authorized but unissued shares of Common Stock of the Corporation, other than the 150,000 shares of the Class B Common Stock (non-voting) of the Corporation presently available for issuance upon exercise of options granted pursuant to the Qualified Stock Option Plan of the Corporation, and for any other securities of the Corporation which shall be convertible into, or shall evidence or carry the right to purchase, shares of Common Stock of the shall have been known to the Board or a majority thereof and that such director shall not be counted in determining the existence of a quorum at any meeting of the Board of the Corporation which shall authorize any such contract or transaction or in any vote thereat to authorize any such contract or transaction.

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TENTH: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof, or on the application of any receiver or receivers appointed for this Corporation under the provisions of section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors,

9

(7) when and as authorized by such affirmative vote of the holders of the then outstanding stock as may be required taken at a stockholders’ meeting duly called for that purpose, to sell, lease or exchange all of the property and assets of the Corporation, including its good will and its corporate franchises, upon such terms and conditions and for such consideration, which may be in whole or in part shares of stock in, and/or other securities of, any other corporation or corporations, as the Board of Directors shall deem expedient and for the best interest of the Corporation.

SEVENTH: The holders of shares of Common Stock of the Corporation shall, as such, have the right, pro rata according to their respective holdings of Common Stock of the Corporation, at a price not less than the proposed offering price to others and on such other reasonable terms and conditions as the Board of Directors may determine, to purchase or subscribe for any of the authorized but unissued shares of Common Stock of the Corporation, other than the 150,000 shares of the Class B Common Stock (non-voting) of the Corporation presently available for issuance upon exercise of options granted pursuant to the Qualified Stock Option Plan of the Corporation, and for any other securities of the Corporation which shall be convertible into, or shall evidence or carry the right to purchase, shares of Common Stock of the Corporation, whether now or hereafter authorized, which may be issued for cash or otherwise.

7

EIGHTH: Any and all right, title, interest and claim in or to any dividends declared by the Corporation, whether in cash, stock or otherwise, which are unclaimed by the stockholder entitled thereto for a period of six years after the close of business on the payment date, shall be and be deemed to be extinguished and abandoned; and such unclaimed dividends in the possession of the Corporation, its transfer agents or other agents or depositaries, shall at such time become the absolute property of the Corporation, free and clear of any and all claims of any persons whatsoever.

NINTH: No contract or other transaction between the Corporation and any other corporation, and no act of the Corporation, shall in any way be affected or invalidated by the fact that any of the directors of the Corporation are pecuniarily or otherwise interested in or are directors or officers of such other corporation, and any director individually or any firm or association of which any director may be a member may be a party to or may be pecuniarily or otherwise interested in any contract or transaction of the Corporation, provided that the fact that he individually or such firm is so interested shall be disclosed or shall have been known to the Board or a majority thereof and that such director shall not be counted in determining the existence of a quorum at any meeting of the Board of the Corporation which shall authorize any such contract or transaction or in any vote thereat to authorize any such contract or transaction.

8

TENTH: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof, or on the application of any receiver or receivers appointed for this Corporation under the provisions of section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors,

9

and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

ELEVENTH: From time to time any of the provisions of this Certificate of Incorporation may be amended, altered or repealed, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted in the manner and at the time prescribed or permitted by said laws; and all rights at any time conferred upon the stockholders of the Corporation by this Certificate of Incorporation are granted subject to the provisions of this Article ELEVENTH.

10

IN WITNESS WHEREOF, the undersigned, the President of the Corporation, has hereunto set his hand and affixed the seal of the Corporation to this Restated Certificate of Incorporation, duly attested by the Secretary of the Corporation, this 13th day of October 1970.

/s/ Illegible
Exe V. President

ATTEST:
/s/ Illegible
Secretary

11

8502250301

CERTIFICATE OF OWNERSHIP AND MERGER of SUNLAND PLANS, INC. (an Alabama corporation) into QSP, INC. (a Delaware corporation)

It is hereby certified that:

1. QSP, Inc. (hereinafter sometimes referred to as the “Corporation”) is a business corporation of the State of Delaware.

2. The Corporation is the owner of all of the outstanding shares of stock of Sunland Plans, Inc., which is a business corporation of the State of Alabama.

3. The laws of the jurisdiction of organization of Sunland Plans, Inc. permit the merger of a business corporation of that jurisdiction with a business corporation of another jurisdiction.

4. The Corporation hereby merges Sunland Plans, Inc. into the Corporation.

5. The following is a copy of the resolutions adopted on June 10, 1985 by the Board of Directors of the Corporation to merge the said Sunland Plans, Inc. into the Corporation.

RESOLVED that this Board of Directors hereby (i) recommends, approves and adopts, as being in the best interests of the Corporation and its shareholder, the proposed Plan of Merger between the Corporation and Sunland Plans, Inc., an Alabama corporation, in substantially the form attached hereto as Exhibit A; (ii) approves and adopts the proposed Articles of Merger between the Corporation and Sunland Plans, Inc., in substantially the form attached hereto as Exhibit B; and (iii) approves and adopts the proposed Certificate of Ownership and Merger in substantially the form attached hereto as Exhibit C;

RESOLVED that the proper officers of the Corporation be, and each of them hereby is, authorized and directed to execute and deliver such Plan of Merger, such Articles of Merger and such Certificate of Ownership and Merger;

RESOLVED that such Plan of Merger shall be submitted for approval to the shareholder of the Corporation; and

RESOLVED that the proper officers of the Corporation be, and each of them hereby is, authorized to take all such further action and to execute and deliver all such further agreements, instruments and documents, in the name and on the behalf of the Corporation and under its corporate seal or otherwise, and to pay all such expenses and taxes, as in their judgment shall be necessary, proper or advisable in order fully to carry out the intent and accomplish the purposes of the resolutions adopted hereby.

Executed on June 10, 1985.

QSP, INC.

By	/s/ Illegible
Its President

Attest:

/s/ Virginia Lawton
Its Secretary

I, VIRGINIA LAWTON, Secretary of QSP, Inc., hereby certify that the attached is a true copy of a Certificate of Ownership and Merger adopted by written consent of all the members of the Board of Directors of QSP, Inc. on June 10, 1985, in lieu of a meeting, and that said Certificate is in full force and effect as of this date.

IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed the seal of the Corporation this 10th day of June, 1985.

/s/ Virginia Lawton
Secretary

EXHIBIT A

PLAN OF MERGER dated as of June 10, 1985, between QSP Holdings, Inc., a Delaware corporation (hereinafter called the “Surviving Corporation”), and Sunland Plans, Inc., an Alabama corporation (hereinafter called the “Merging Corporation”). The Surviving Corporation and the Merging Corporation are hereinafter sometimes collectively called the “Constituent Corporations”.

The authorized capital stock of the Surviving Corporation consists of 1,900,000 Class A Common shares, par value of $0.01 per share, of which all 1,900,000 Class A Common shares are issued and outstanding, and 150,000 Class B Common Shares, par value of $0.01 per share, none of which is issued and outstanding.

The authorized capital stock of the Merging Corporation consists of 1,000 shares of Common Stock, par value $1.00 each, of which 100 Common shares are issued and outstanding.

The Board of Directors and the stockholders of each of the Constituent Corporations have, by unanimous written consents, adopted resolutions approving and adopting this Plan of Merger.

NOW, THEREFORE, in consideration of the premises and the mutual convenants and agreements herein contained, and for the purpose of stating the terms and conditions of the merger of the Merging Corporation with and into the Surviving Corporation (hereinafter called the “Merger”), the mode of carrying the same into effect, the manner of converting the shares of the Merging Corporation outstanding immediately prior to the Merger and such other details and provisions as are deemed necessary or desirable, the parties hereto hereby agree as follows:

ARTICLE I

1.01. The Merger. In accordance with the provisions of the Alabama Business Corporation Act (hereinafter called the “Alabama Act”) and the Delaware General Corporation Law (the “Delaware Act”), at the Effective Time of the Merger (as defined in Section 1.02 hereof), the Merging Corporation shall be merged with and into the Surviving Corporation. Upon the Effective Time of the Merger, the name of the Surviving Corporation shall become “QSP, Inc.”, and the separate existence of each of the Constituent Corporations shall cease and the Surviving Corporation shall continue to exist and be governed by the laws of the State of Delaware.

1.02. Effective Time of the Merger. The “Effective Time of the Merger” shall be the later of the dates on which a (i) a certificate of merger shall have been issued by the Secretary of State of the State of Alabama pursuant to Section 85 of the Alabama Act, or (ii) a certificate of ownership and merger shall have been filed pursuant to Sections 251(c) and 252(c) of the Delaware Act.

1.03. Effect of the Merger. At the Effective Time of the Merger:

(a) The Surviving Corporation shall possess all the property, rights, privileges, powers, immunities, purposes and franchises, and shall be subject to all the duties, liabilities, restrictions and liabilities, of the Merging Corporation.

(b) (i) All the rights, privileges, immunities, powers and franchises of the Merging Corporation, (ii) all real, personal or mixed property, tangible or intangible, and all assets of the Merging Corporation, (iii) all debts due on whatever account to the Merging Corporation, including all choses in action, and (iv) all and every other interest of or belonging to the Merging Corporation shall be taken and deemed to be transferred to and vested in the Surviving Corporation without further act or deed.

00007	- 3 -

(c) All the property, rights, privileges, powers and franchises and all and every other interest of the Merging Corporation shall be thereafter as effectually the property of the Surviving Corporation as they were of the Merging Corporation, and the title to any real estate, or any interest therein, whether by deed or otherwise, vested in the Merging Corporation shall not revert or be in any way impaired by reason of the Merger. Any surplus that the Merging Corporation may have at the Effective Time of the Merger shall be carried as surplus by the Surviving Corporation.

(d) All rights of creditors or of any persons against, liens upon or security interests in the property of the Merging Corporation shall not in any way be lessened and shall be preserved unimpaired, limited in lien to the property affected by such liens immediately prior to the Effective Time of the Merger. The Surviving Corporation shall be responsible for all the debts, liabilities, duties, obligations and penalties of the Merging Corporation and the same may be enforced against the Surviving Corporation in the same manner and to the same extent as if incurred or contracted by or imposed upon it. The liabilities, obligations, claims or demands of or on the Merging Corporation or any shareholder, director or officer thereof shall not be affected, released or impaired, and any existing claims actions or proceedings, whether civil or criminal, pending by or against the Merging Corporation or any shareholder, director or officer thereof may be enforced prosecuted, settled or compromises as if the merger had not taken place, or the Surviving Corporation may be proceeded against or substituted in its place and any judgment rendered against the Merging Corporation may be enforced against the Surviving Corporation.

00008	- 4 -

(e) At any time or from time to time after the Effective Time of the Merger, as the Surviving Corporation shall deem necessary, the last acting directors and officers of the Merging Corporation or any of them shall, in the name and on behalf of the Merging Corporation, execute and deliver all such proper deeds, assignments, confirmations, assurances and other instruments and do all such other acts and things as the Surviving Corporation may deem necessary, proper or desirable in order to (i) vest, perfect, confirm or ratify the Surviving Corporation’s title to and possession of all the property, assets, rights, privileges, powers, franchises and immunities of the Merging Corporation, (ii) evidence the fact that the separate existence of the Merging Corporation has ceased and (iii) otherwise carry out the purposes of this Plan of Merger.

00009	- 5 -

(f) In furtherance of the foregoing, all corporate acts, plans, policies, approvals and authorization of the stockholders, Boards of Directors, committees elected or appointed by the Boards of Directors, officers or agents of the Merging Corporation that were valid and effective immediately prior to the Effective Time of the Merger shall be taken for all purposes as the acts, plans, policies, approvals and authorizations of the Surviving Corporation and shall be as effective and binding on the Surviving Corporation as the same were with respect to the Merging Corporation, except to the extent the foregoing may be inconsistent with actions previously or hereafter taken by the Board of Directors or stockholders of the Surviving Corporation. The employees and agents of the Merging Corporation shall become the employees and agents of the Surviving Corporation and shall continue to be entitled to the same rights and benefits, and subject to the same limitations, qualifications, rights of amendment, termination, reassignment or changes in assignment, reserved to the Merging Corporation that they enjoyed and were subject to as employees and agents of the Merging Corporation.

All the above shall be effected as provided by the laws of the States of Alabama and Delaware.

00010	- 6 -

ARTICLE II

2.01. Capital Stock of the Constituent Corporations. At the Effective Time of the Merger, the issued shares of the Merging Corporation shall not be converted into shares of the Surviving Corporation and shall not be converted in any other manner, inasmuch as the Surviving Corporation owns all of the outstanding shares of the Merging Corporation. Each issued share of the Merging Corporation shall be surrendered and extinguished upon the Effective Time of the Merger. The issued shares of the Surviving Corporation shall not be converted in any manner, but each said share which is issued as of the Effective Time of the Merger shall contiue to represent one issued share of the Surviving Corporation.

ARTICLE III

3.01. Certificate of Incorporation of the Surviving Corporation. At the Effective Time of the Merger, the Certificate of Incorporation of the Surviving Corporation then in effect shall continue in force and be the Certificate of Incorporation of the Surviving Corporation.

3.02. By-laws of the Surviving Corporation. At the Effective Time of the Merger, the By-laws of the Surviving Corporation then in effect shall continue in force and be the By-laws of the Surviving Corporation, until altered, amended or repealed in accordance with the Articles of Incorporation of the Surviving Corporation, the provisions thereof and applicable law.

00011	- 7 -

3.03. Board of Directors of the Surviving Corporation. At the Effective Time of the Merger, the persons constituting the Board of Directors of the Surviving Corporation immediately prior to the Effective Time of the Merger shall become and be the directors of the Surviving Corporation and shall hold office until the annual meeting of stockholders of the Surviving Corporation next following the Effective Time of the Merger and until their successors shall have been elected and shall have qualified. If at the Effective Time of the Merger a vacancy shall exist on the Board of Directors, such vacancy may be filled in the manner provided by the By-laws of the Surviving Corporation as in effect at and after such time.

3.04. Officers of the Surviving Corporation. At the Effective Time of the Merger, the officers of the Surviving Corporation in office immediately prior to the Effective Time of the Merger shall become and be the officers of the Surviving Corporation, each to hold office in accordance with the By-laws of the Surviving Corporation as in effect at and after the Effective Time of the Merger.

ARTICLE IV

4.01. Counterparts. For the convenience of the parties hereto, counterparts hereof may be executed by a party hereto and each such counterpart shall be deemed to be an original instrument.

IN WITNESS WHEREOF, each of the Constituent Corporations has caused this Plan of Merger to be duly signed in its corporate name, duly attested, and its corporate seal to be affixed hereto, all as of the date first above written.

QSP, INC., a Delaware Corporation,

By	/s/ Illegible
Its President

[Corporate Seal] Attest:

/s/ Virginia Lawton
Title: Secretary

SUNLAND PLANS, INC., an Alabama Corporation,

By	/s/ Illegible
Its President

[Corporate Seal] Attest:

/s/ Virginia Lawton
Title: Secretary

EXHIBIT B

ARTICLES OF MERGER OF DOMESTIC AND

FOREIGN CORPORATIONS INTO QSP, INC.

The undersigned corporations, pursuant to Section 88 of the Business Corporation Act of the State of Alabama (hereinafter called the “Alabama Act”), hereby execute the following Articles of Merger:

ONE

The names of the corporations proposing to merge and the names of the States under the laws of which such corporations are incorporated are as follows:

Name of Corporation	State of Incorporation
Sunland Plans, Inc.	Alabama
QSP, Inc.	Delaware

TWO

The laws of the State of Delaware, the State under the laws of which the foreign corporation is organized, permit such merger. All conditions required by the laws of the State of Delaware applicable to the proposed merger have been satisfied.

THREE

The name of the surviving corporation shall be QSP, Inc., and it is to be governed by the laws of the State of Delaware.

FOUR

The Plan of Merger is set forth in Exhibit A attached hereto.

FIVE

(1) As to Sunland Plans, Inc., an Alabama corporation, the Board of Directors approved such plan of merger by unanimous written consent on June 10, 1985. Pursuant to a Written Consent of Stockholder to Action without a Meeting dated June 10, 1985, the sole stockholder of Sunland Plans, Inc., an Alabama corporation, approved such plan of merger pursuant to Section 38 of the Alabama Act.

(2) As to QSP, Inc., a Delaware corporation, the Board of Directors approved such plan of merger by unanimous written consent on June 10, 1985. Pursuant to a Written Consent of Stockholder to Action without a Meeting dated June 10, 1985, the sole stockholder of QSP, Inc., a Delaware corporation, approved such plan of merger pursuant to Section 228 of the Delaware General Corporation Law.

SIX

(1) As to Sunland Plans, Inc., an Alabama corporation, there is only one class of shares authorized, consisting of Common shares, par value of $1.00 per share, of which 100 shares are outstanding at the date of these Articles of Merger. All such outstanding shares were entitled to vote on such plan of merger. All 100 of such shares have been voted in favor of such plan of merger.

(2) As to QSP, Inc., a Delaware corporation, there is only one class of shares authorized, consisting of Common shares, par value of $0.01 per share, of which 1,900,000 shares are outstanding at the date of these Articles of Merger. All such outstanding shares were entitled to vote on such plan of merger. All 1,900,000 of such shares have been voted in favor of such plan of merger.

SEVEN

The articles of incorporation of Sunland Plans, Inc. are filed in Jefferson County in the State of Alabama.

EIGHT

It is agreed that upon and after the issuance of a certificate of merger by the Secretary of State of Alabama:

(1) The surviving corporation may be served with process in the State of Alabama in any proceeding for the enforcement of any obligation of any corporation organized under the laws of the State of Alabama which is a party to the merger and in any proceeding for the enforcement of the rights of a dissenting stockholder of any such corporation against the surviving corporation.

(2) The Secretary of State of the State of Alabama is hereby irrevocably appointed as agent of the surviving corporation to accept service of process in any proceeding referred to in (1) above.

(3) The surviving corporation will promptly pay to the dissenting stockholders of any corporation organized under the laws of the State of Alabama which is a party to the merger the amount, if any, to which they shall be entitled by the provisions of the Act with respect to the rights of dissenting stockholders.

IN WITNESS WHEREOF each of the undersigned corporations have caused these Articles of Merger to be executed in their names by their presidents and their secretaries as of the 10th day of June, 1985.

[Corporate Seal]	SUNLAND PLANS, INC., an Alabama Corporation,
	By	/s/ Illegible
Title: President
	By	/s/ Virginia Lawton
Title: Secretary

QSP, INC., a Delaware Corporation,

[Corporate Seal]	By	/s/ Illegible
Title: President
	By	/s/ Virginia Lawton
Title: Secretary

STATE OF NEW YORK	)
) ss.:
COUNTY OF WESTCHESTER	)

I, /s/ Mary Graniero, a notary public, do hereby certify that on this 12th day of June, 1985, personally appeared before me Fred M. Snyder and Virginia Lawton, who, being by me first duly sworn declared that they are the President and Secretary of QSP, Inc., that they signed the foregoing document as President and Secretary of the Corporation, and that the statements therein contained are true.

/s/ Mary Graniero
Notary Public
(NOTARIAL SEAL)

STATE OF NEW YORK	)
) ss.:
COUNTY OF WESTCHESTER	)

I, /s/ Mary Graniero, a notary public, do hereby certify that on this 12th day of June, 1985, personally appeared before me Fred M. Snyder and Virginia Lawton, who, being by me first duly sworn declared that they are the President and Secretary of Sunland Plans, Inc., that they signed the foregiong document as President and Secretary of the Corporation, and that the statements therein contained are true.

/s/ Mary Graniero
Notary Public
(NOTARIAL SEAL)

DESIGNATION OF ADDRESS FOR MAILING PROCESS

To the Secretary of State

State of Alabama

Pursuant to the provisions of the Alabama Business Corporation Act governing merger of domestic into foreign corporations, the undersigned corporation, which is the surviving corporation under the Plan of Merger for merging Sunland Plans, Inc. with and into QSP, Inc., does hereby designate the following as the address to which the Secretary of State of the State of Alabama shall mail any process served upon said Secretary of State as agent of the undersigned corporation in compliance with the provisions of said Act.

W. Barnabas McHenry, Esq.

Vice President and General Counsel

The Reader’s Digest Association, Inc.

200 Park Avenue

New York, New York 10166

Dated: June 10, 1985

QSP, INC.

By	/s/ Illegible
President

/s/ Virginia Lawton
Secretary

[SEAL]

EXHIBIT A TO
ARTICLES OF MERGER

PLAN OF MERGER dated as of June 10, 1985, between QSP Holdings, Inc., a Delaware corporation (hereinafter called the “Surviving Corporation”), and Sunland Plans, Inc., an Alabama corporation (hereinafter called the “Merging Corporation”). The Surviving Corporation and the Merging Corporation are hereinafter sometimes collectively called the “Constituent Corporations”.

The authorized capital stock of the Surviving Corporation consists of 1,900,000 Class A Common shares, par value of $0.01 per share, of which all 1,900,000 Class A Common shares are issued and outstanding, and 150,000 Class B Common Shares, par value of $0.01 per share, none of which is issued and outstanding.

The authorized capital stock of the Merging Corporation consists of 1,000 shares of Common Stock, par value $1.00 each, of which 100 Common shares are issued and outstanding.

The Board of Directors and the stockholders of each of the Constituent Corporations have, by unanimous written consents, adopted resolutions approving and adopting this Plan of Merger.

NOW, THEREFORE, in consideration of the premises and the mutual convenants and agreements herein contained, and for the purpose of stating the terms and conditions of the merger of the Merging Corporation with and into the Surviving Corporation (hereinafter called the “Merger”), the mode of carrying the same into effect, the manner of converting the shares of the Merging Corporation outstanding immediately prior to the Merger and such other details and provisions as are deemed necessary or desirable, the parties hereto hereby agree as follows:

ARTICLE I

1.01. The Merger. In accordance with the provisions of the Alabama Business Corporation Act (hereinafter called the “Alabama Act”) and the Delaware General Corporation Law (the “Delaware Act”), at the Effective Time of the Merger (as defined in Section 1.02 hereof), the Merging Corporation shall be merged with and into the Surviving Corporation. Upon the Effective Time of the Merger, the name of the Surviving Corporation shall become “QSP, Inc.”, and the separate existence of each of the Constituent Corporations shall cease and the Surviving Corporation shall continue to exist and be governed by the laws of the State of Delaware.

1.02. Effective Time of the Merger. The “Effective Time of the Merger” shall be the later of the dates on which a (i) a certificate of merger shall have been issued by the Secretary of State of the State of Alabama pursuant to Section 85 of the Alabama Act, or (ii) a certificate of ownership and merger shall have been filed pursuant to Sections 251 (c) and 252 (c) of the Delaware Act.

1.03. Effect of the Merger. At the Effective Time of the Merger:

(a) The Surviving Corporation shall possess all the property, rights, privileges, powers, immunities, purposes and franchises, and shall be subject to all the duties, liabilities, restrictions and liabilities, of the Merging Corporation.

(b) (i) All the rights, privileges, immunities, powers and franchises of the Merging Corporation, (ii) all real, personal or mixed property, tangible or intangible, and all assets of the Merging Corporation, (iii) all debts due on whatever account to the Merging Corporation, including all choses in action, and (iv) all and every other interest of or belonging to the Merging Corporation shall be taken and deemed to be transferred to and vested in the Surviving Corporation without further act or deed.

(c) All the property, rights, privileges, powers and franchises and all and every other interest of the Merging Corporation shall be thereafter as effectually the property of the Surviving Corporation as they were of the Merging Corporation, and the title to any real estate, or any interest therein, whether by deed or otherwise, vested in the Merging Corporation shall not revert or be in any way impaired by reason of the Merger. Any surplus that the Merging Corporation may have at the Effective Time of the Merger shall be carried as surplus by the Surviving Corporation.

(d) All rights of creditors or of any persons against, liens upon or security interests in the property of the Merging Corporation shall not in any way be lessened and shall be preserved unimpaired, limited in lien to the property affected by such liens immediately prior to the Effective Time of the Merger. The Surviving Corporation shall be responsible for all the debts, liabilities, duties, obligations and penalties of the Merging Corporation and the same may be enforced against the Surviving Corporation in the same manner and to the same extent as if incurred or contracted by or imposed upon it. The liabilities, obligations, claims or demands of or on the Merging Corporation or any shareholder, director or officer thereof shall not be affected, released or impaired, and any existing claims actions or proceedings, whether civil or criminal, pending by or against the Merging Corporation or any shareholder, director or officer thereof may be enforced prosecuted, settled or compromises as if the merger had not taken place, or the Surviving Corporation may be proceeded against or substituted in its place and any judgment rendered against the Merging Corporation may be enforced against the Surviving Corporation.

(e) At any time or from time to time after the Effective Time of the Merger, as the Surviving Corporation shall deem necessary, the last acting directors and officers of the Merging Corporation or any of them shall, in the name and on behalf of the Merging Corporation, execute and deliver all such proper deeds, assignments, confirmations, assurances and other instruments and do all such other acts and things as the Surviving Corporation may deem necessary, proper or desirable in order to (i) vest, perfect, confirm or ratify the Surviving Corporation’s title to and possession of all the property, assets, rights, privileges, powers, franchises and immunities of the Merging Corporation, (ii) evidence the fact that the separate existence of the Merging Corporation has ceased and (iii) otherwise carry out the purposes of this Plan of Merger.

00024

(f) In furtherance of the foregoing, all corporate acts, plans, policies, approvals and authorization of the stockholders, Boards of Directors, committees elected or appointed by the Boards of Directors, officers or agents of the Merging Corporation that were valid and effective immediately prior to the Effective Time of the Merger shall be taken for all purposes as the acts, plans, policies, approvals and authorizations of the Surviving Corporation and shall be as effective and binding on the Surviving Corporation as the same were with respect to the Merging Corporation, except to the extent the foregoing may be inconsistent with actions previously or hereafter taken by the Board of Directors or stockholders of the Surviving Corporation. The employees and agents of the Merging Corporation shall become the employees and agents of the Surviving Corporation and shall continue to be entitled to the same rights and benefits, and subject to the same limitations, qualifications, rights of amendment, termination, reassignment or changes in assignment, reserved to the Merging Corporation that they enjoyed and were subject to as employees and agents of the Merging Corporation.

All the above shall be effected as provided by the laws of the States of Alabama and Delaware.

00025

ARTICLE II

2.01. Capital Stock of the Constituent Corporations. At the Effective Time of the Merger, the issued shares of the Merging Corporation shall not be converted into shares of the Surviving Corporation and shall not be converted in any other manner, inasmuch as the Surviving Corporation owns all of the outstanding shares of the Merging Corporation. Each issued share of the Merging Corporation shall be surrendered and extinguished upon the Effective Time of the Merger. The issued shares of the Surviving Corporation shall not be converted in any manner, but each said share which is issued as of the Effective Time of the Merger shall continue to represent one issued share of the Surviving Corporation.

ARTICLE III

3.01. Certificate of Incorporation of the Surviving Corporation. At the Effective Time of the Merger, the Certificate of Incorporation of the Surviving Corporation then in effect shall continue in force and be the Certificate of Incorporation of the Surviving Corporation.

3.02. By-laws of the Surviving Corporation. At the Effective Time of the Merger, the By-laws of the Surviving Corporation then in effect shall continue in force and be the By-laws of the Surviving Corporation, until altered, amended or repealed in accordance with the Articles of Incorporation of the Surviving Corporation, the provisions thereof and applicable law.

3.03. Board of Directors of the Surviving Corporation. At the Effective Time of the Merger, the persons constituting the Board of Directors of the Surviving Corporation immediately prior to the Effective Time of the Merger shall become and be the directors of the Surviving Corporation and shall hold office until the annual meeting of stockholders of the Surviving Corporation next following the Effective Time of the Merger and until their successors shall have been elected and shall have qualified. If at the Effective Time of the Merger a vacancy shall exist on the Board of Directors, such vacancy may be filled in the manner provided by the By-laws of the Surviving Corporation as in effect at and after such time.

3.04. Officers of the Surviving Corporation. At the Effective Time of the Merger, the officers of the Surviving Corporation in office immediately prior to the Effective Time of the Merger shall become and be the officers of the Surviving Corporation, each to hold office in accordance with the By-laws of the Surviving Corporation as in effect at and after the Effective Time of the Merger.

ARTICLE IV

4.01. Counterparts. For the convenience of the parties hereto, counterparts hereof may be executed by a party hereto and each such counterpart shall be deemed to be an original instrument.

IN WITNESS WHEREOF, each of the Constituent Corporations has caused this Plan of Merger to be duly signed in its corporate name, duly attested, and its corporate seal to be affixed hereto, all as of the date first above written.

QSP, INC., a Delaware Corporation,

	By	/s/ Illegible
Its President

[Corporate Seal] Attest:

/s/ Virginia Lawton
Title: Secretary
SUNLAND PLANS, INC., an Alabama Corporation,

	By	/s/ Illegible
Its President
[Corporate Seal] Attest:

/s/ Virginia Lawton
Title: Secretary

EXHIBIT C

CERTIFICATE OF OWNERSHIP AND MERGER

of

SUNLAND PLANS, INC.

(an Alabama corporation)

into

QSP, INC.

(a Delaware corporation)

It is hereby certified that:

1. QSP, Inc. (hereinafter sometimes referred to as the “Corporation”) is a business corporation of the State of Delaware.

2. The Corporation is the owner of all of the outstanding shares of stock of Sunland Plans, Inc., which is a business corporation of the State of Alabama.

3. The laws of the jurisdiction of organization of Sunland Plans, Inc. permit the merger of a business corporation of that jurisdiction with a business corporation of another jurisdiction.

4. The Corporation hereby merges Sunland Plans, Inc. into the Corporation.

5. The following is a copy of the resolutions adopted on June 10, 1985 by the Board of Directors of the Corporation to merge the said Sunland Plans, Inc. into the Corporation.

RESOLVED that this Board of Directors hereby (i) recommends, approves and adopts, as being in the best interests of the Corporation and its shareholder, the proposed Plan of Merger between the Corporation and Sunland Plans, Inc., an Alabama corporation, in substantially the form attached hereto as Exhibit A; (ii) approves and adopts the proposed Articles of Merger between the Corporation and Sunland Plans, Inc., in substantially the form attached hereto as Exhibit B; and (iii) approves and adopts the proposed Certificate of Ownership and Merger in substantially the form attached hereto as Exhibit C;

RESOLVED that the proper officers of the Corporation be, and each of them hereby is, authorized and directed to execute and deliver such Plan of Merger, such Articles of Merger and such Certificate of Ownership and Merger;

RESOLVED that such Plan of Merger shall be submitted for approval to the shareholder of the Corporation; and

RESOLVED that the proper officers of the Corporation be, and each of them hereby is, authorized to take all such further action and to execute and deliver all such further agreements, instruments and documents, in the name and on the behalf of the Corporation and under its corporate seal or otherwise, and to pay all such expenses and taxes, as in their judgment shall be necessary, proper or advisable in order fully to carry out the intent and accomplish the purposes of the resolutions adopted hereby.

Executed on June 10, 1985.

QSP, INC.

By
Its President

Attest:

Its Secretary

888237068

RESTATED CERTIFICATE OF INCORPORATION OF QSP, INC. A CORPORATION

Organized pursuant to Subchapter I of the

General Corporation Law of the State of Delaware

INTRODUCTION

QSP, INC. (hereinafter called the “Corporation”), a corporation organized and existing under and by virtue of Title 8, Chapter 1, of the Delaware Code, does hereby certify as follows:

(i) That the Corporation was originally incorporated under the name of QSP, INC., and its original certificate of incorporation filed with the Secretary of State of Delaware on December 30, 1963.

(ii) That, upon the proposal of the Board of Directors of the Corporation, the following Restated Certificate of Incorporation pursuant to Section 245 of Title 8, Chapter 1, of the Delaware Code has been duly adopted by stockholder action of the Corporation in the manner and by the vote prescribed by Section 242 of Title 8, Chapter 1, of the Delaware Code:

FIRST: The name of the Corporation is: QSP, INC.

SECOND: The address of the Corporation’s registered office in the State of Delaware is 229 South State Street, City of Dover, County of Kent. The name of the Corporation’s registered agent at such address is The Prentice-Hall Corporation System, Inc.

THIRD: The nature of the business to be conducted and the purposes to be promoted by the Corporation are to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

FOURTH: The total number of shares of stock which the Corporation shall have the authority to issue is 2,050,000 shares, of the par value of $.01 each, of which 1,900,000 shares shall be Class A Common Stock and 150,000 shall be Class B Common Stock. The Class A Common Stock and Class B Common Stock shall participate share for share in all dividends and distributions of assets upon liquidation or otherwise and shall be identical in all other respects, except that the holders of the Class B Common Stock shall have no voting power for any purpose whatsoever, except as otherwise provided by law, and the holders of the Class A Common Stock of the Corporation shall have full voting power for all purposes.

FIFTH: Unless and except to the extent that the By-laws of the Corporation so require, the election of directors of the Corporation need not be by written ballot.

SIXTH: No director shall be personally liable to the Corporation or any stockholder for monetary damages for breach of fiduciary duty as a director, except for any matter in respect of which such director (I) shall be liable under Section 174 of Title 8, Chapter 1, of the Delaware Code or any amendment thereto or successor provision thereto or (II) shall be liable by reason that, in addition to any and all other requirements for such liability, he (i) shall have breached his duty of loyalty to the Corporation or its stockholders, (ii) shall not have acted in good faith or, in failing to act, shall not have acted in good faith, (iii) shall have acted in a manner involving intentional misconduct or a knowing violation of law or, in failing to act, shall have acted in a manner involving intentional misconduct or a knowing violation of law or (iv) shall have derived an improper personal benefit. Neither the amendment nor repeal of this paragraph SIXTH nor the adoption of any provision of this Certificate of Incorporation inconsistent herewith shall eliminate or reduce the effect of this paragraph SIXTH in respect of any matter occurring, or any cause of action, suit or claim that, but for this paragraph SIXTH, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

SEVENTH: The Corporation reserves the right at any time, and from time to time, to amend, alter, change or repeal any provision contained in this Certificate of Incorporation. Other provisions permitted by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by law. Except as expressly set forth in Article SIXTH herein, all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to the right reserved in this Article.

EIGHTH: The Corporation shall indemnify each officer and director (and his heirs, successors and administrators) to the full extent permitted by the Delaware Code, subject to any limitations set forth in the By-laws.

NINTH: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

TENTH: The Corporation shall be managed by the Board of Directors which shall exercise all powers conferred under the laws of the State of Delaware including without limitation the power from time to time in such manner and upon such terms and conditions as may be determined by the Board to provide and carry out and recall, abolish, revise, alter or change, one or more plan or plans for:

(i) the issue or the purchase and sale of its capital stock or granting of options therefor or of bonuses or awards in the form of such capital stock, to any or all of the employees, officers or directors of the Corporation or of any of its subsidiaries or of any corporation in which it owns, directly or indirectly, any shares of capital stock and in the affairs or prosperity of which the Board of Directors of the

Corporation shall consider that the Corporation has an interest, and the payment for such stock in installments or at one time, with or without the right to vote the same pending payment therefor in full, and to the extent permitted by law, for aiding any such persons in payment for such stock by contributions, compensation for services, or otherwise;

(ii) the participation by any or all of the employees, officers or directors of the Corporation or of any of its subsidiaries or of any corporation in which it owns, directly or indirectly, any shares of capital stock and in the affairs or prosperity of which the Board of Directors of the Corporation shall consider that the Corporation has an interest, in the profits of the Corporation or of any branch, division or subsidiary thereof, as part of the Corporation’s legitimate expenses; and

(iii) the furnishing to any or all of the employees, officers or directors of the Corporation, or any of its subsidiaries, or of any corporation in which it owns, directly or indirectly, any shares of capital stock and in the affairs or prosperity of which the Board of Directors of the Corporation shall consider that the Corporation has an interest, for their benefit or the benefit of their dependents or other persons associated with them, at the expense, wholly or in part, of the Corporation, of such health, accident of life insurance benefits, or pension, retirement, bonus, incentive, welfare or other benefits, as shall in their judgment be in the interests of the Corporation.

IN WITNESS WHEREOF, I, the undersigned, being the Vice President of the Corporation, do hereby execute this Restated Certificate of Incorporation this 31st day of May, 1988, and do hereby certify, under penalties of perjury, that this Certificate is the act and deed of the undersigned and that the facts stated in this Certificate are true.

/s/ Illegible
Vice President

Attest:

/s/ Illegible
Assistant Secretary

CERTIFICATE OF AMENDMENT

OF

RESTATED CERTIFICATE OF INCORPORATION

OF

QSP, INC.

(Pursuant to Section 242 of the

General Corporation Law of Delaware)

****

QSP, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY:

FIRST: That the Board of Directors of the Corporation, by the unanimous written consent of all members thereof in lieu of a meeting, pursuant to Section 141(f) of the General Corporation Law of the State of Delaware, duly adopted resolutions setting forth a proposed amendment to the Restated Certificate of Incorporation of the Corporation, declaring said amendment to be advisable and calling for submission of said amendment to the sole stockholder of the Corporation for adoption by the Written Consent of Stockholders pursuant to Section 228 of the General Corporation Law of the State of Delaware, and stating that such amendment will be effective only after adoption thereof by the affirmative vote of all of the issued and outstanding shares of voting Common Stock of the Corporation.

SECOND: That thereafter, pursuant to resolutions of the Board of Directors of the Corporation, said amendment was submitted to the holder of all of the issued and outstanding shares of Common Stock of the Corporation, and such holder, by written consent taken without a meeting in accordance with Section 228 of the General Corporation Law of the State of Delaware gave its written consent and agreed to the adoption of the following resolution to amend the Restated Certificate of Incorporation of the Corporation:

RESOLVED, that the Restated Certificate of Incorporation of the Company be, and it hereby is, amended by deleting in its entirety the present Article FOURTH and substituting in lieu thereof the following new Article FOURTH:

“FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is One Thousand (1,000). The par value of each of such shares is One Dollar ($1.00). All such shares are of one class and are shares of Common Stock.”

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said QSP, Inc. has caused this Certificate to be signed by William H. Magill, its authorized officer, this 12th day of December 2001.

QSP, INC.

By:	/s/ William H. Magill
William H. Magill Vice President and Treasurer

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CERTIFICATE OF CHANGE OF LOCATION OF REGISTERED OFFICE

AND OF REGISTERED AGENT

It is hereby certified that:

1. The name of the corporation (hereinafter called the “Corporation”) is QSP, INC.

2. The registered office of the Corporation within the State of Delaware is hereby changed to 160 Greentree Drive, Suite 101, City of Dover 19904, County of Kent.

3. The registered agent of the Corporation within the State of Delaware is hereby changed to National Registered Agents, Inc., the business office of which is identical with the registered office of the corporation as hereby changed.

4. The Corporation has authorized the changes hereinbefore set forth by resolution of its Board of Directors.

Signed on October 31, 2005.

/s/ Clifford H. R. DuPree
Clifford H. R. DuPree, Secretary

CERTIFICATE OF CHANGE OF

REGISTERED AGENT

AND

REGISTERED OFFICE

* * * * *

QSP, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”),

DOES HEREBY CERTIFY:

The Board of Directors of the Corporation on this the 25th day of November, 2008, do hereby resolve and order that the location of the Registered Office of the Corporation in the State of Delaware be, and the same hereby is changed to Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle Zip Code 19801.

The name of the Registered Agent therein and in charge thereof upon whom process against the Corporation may be served, is hereby changed to THE CORPORATION TRUST COMPANY, the business address of which is identical to the aforementioned Registered Office as changed.

The Changes in the Registered Office and Registered Agent of the Corporation as set forth herein were duly authorized by resolution of the Board of Directors of the Corporation.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by an authorized officer, on the 25th day of November 2008.

/s/ Linda Pellegrino
Linda Pellegrino Assistant Treasurer

CERTIFICATE OF MERGER

MERGING

FAMILY READING PROGRAM CORP.

INTO

QSP, INC.

UNDER SECTION 251 OF THE GENERAL CORPORATION LAW

OF THE STATE OF DELAWARE

The undersigned corporation DOES HEREBY CERTIFY THAT:

FIRST: The name and state of incorporation of each of the constituent corporations are as follows:

Name	State
Family Reading Program Corp.	Delaware
QSP, Inc.	Delaware

SECOND: An agreement of merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of Section 251(c) of the General Corporation Law of the State of Delaware.

THIRD: The name of the surviving corporation of the merger is QSP, Inc., a Delaware corporation.

FOURTH: The Certificate of Incorporation of QSP, Inc., a Delaware corporation, which is surviving the merger, shall continue in full force and effect as the Certificate of Incorporation for the surviving corporation.

FIFTH: The executed agreement of merger is on file at an office of the surviving corporation, the address of which is 1271 Avenue of the Americas. New York, NY 10020.

SIXTH: A copy of the agreement of merger will be furnished by the surviving corporation, on request and without cost, to any stockholder of any constituent corporation.

SEVENTH: The merger shall not be effective until, and shall become effective upon, December 31, 2008.

Family Reading Program Corp. into QSP, Inc.

IN WITNESS WHEREOF, this Certificate of Merger has been signed as of the 22nd day of December, 2008.

QSP, INC.

By	/s/ Linda A. Pellegrino
Linda A. Pellegrino Assistant Treasurer

Family Reading Program Corp. into QSP, Inc.

CERTIFICATE OF AMENDMENT OF

THE RESTATED CERTIFICATE OF INCORPORATION OF

QSP, INC.

QSP, Inc., a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “Corporation’), DOES HEREBY CERTIFY THAT:

FIRST: That by action without a meeting pursuant to Section 141(f) of the General Corporation Law of the State of Delaware, the Board of Directors of the Corporation duly adopted a resolution setting forth a proposed amendment to the Restated Certificate of Incorporation of the Corporation, declared said amendment advisable and submitted said amendment to the sole stockholder of the Corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that paragraph FIRST of the Restated Certificate of Incorporation of the Corporation be amended so as to read in its entirety as follows:

“FIRST: The name of the corporation is: “TI Content Solutions Inc.”

SECOND: That thereafter, pursuant to the resolution of its Board of Directors, the sole stockholder of the Corporation by written consent pursuant to Section 228 of the General Corporation Law of Delaware consented to the above amendment to the Corporation’s Certificate of Incorporation.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said Corporation has caused this Certificate to be signed by Lauren Ezrol Klein, its Assistant Secretary, as of the 9th day of June, 2010.

By:	/s/ Lauren Ezrol Klein
Lauren Ezrol Klein Assistant Secretary

CERTIFICATE OF AMENDMENT OF

THE RESTATED CERTIFICATE OF INCORPORATION OF

TI CONTENT SOLUTIONS INC.

TI Content Solutions Inc., a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”). DOES HEREBY CERTIFY THAT:

FIRST: That by action without a meeting pursuant to Section 141(f) of the General Corporation Law of the State of Delaware, the Board of Directors of the Corporation duly adopted a resolution setting forth a proposed amendment to the Restated Certificate of Incorporation of the Corporation, declared said amendment advisable and submitted said amendment to the sole stockholder of the Corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that paragraph FIRST of the Restated Certificate of Incorporation of the Corporation be amended so as to read in its entirely as follows:

“FIRST: The name of the corporation is: “TI Media Solutions Inc.”

SECOND: That thereafter, pursuant to the resolution of its Board of Directors, the sole stockholder of the Corporation by written consent pursuant to Section 228 of the General Corporation Law of Delaware consented to the above amendment to the Corporation’s Certificate of Incorporation.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said Corporation has caused this Certificate to be signed by Lauren Ezrol Klein, its Assistant Secretary, as of the 14th day of June, 2010.

By:	/s/ Lauren Ezrol Klein
Lauren Ezrol Klein Assistant Secretary

AGREEMENT AND PLAN OF MERGER

FOR THE MERGER OF

FUNDRAISING SOLUTIONS INC.

WITH AND INTO

TI MEDIA SOLUTIONS INC.

UNDER SECTION 251 OF THE GENERAL CORPORATION LAW

OF THE STATE OF DELAWARE

FIRST: The name and state of each of the constituent corporations to the merger are as follows: Fundraising Solutions Inc., a Delaware corporation (the “FSI”). and TI Media Solutions Inc., a Delaware corporation (the “TI Media”). Upon the Effective Date (as defined below). FSI shall be merged with and into TI Media with TI Media as the surviving corporation.

SECOND: The terms and conditions of the merger contemplated herein are that, effective upon the merger, each share of Common Stock of the FSI shall be canceled and no longer outstanding and no securities or money or other property shall be issued in exchange therefore. The shares of Common Stock of the TI Media shall not be affected by the merger. The effects of the merger as of the Effective Date shall be as provided under the General Corporation Law of the State of Delaware.

THIRD: The merger shall not become effective until, and shall become effective upon, the filing of a Certificate of Merger with the Secretary of State of the State of Delaware, or at such later time or date as may be set forth in such a Certificate of Merger (such date, the “Effective Date”).

FOURTH: The name of the surviving corporation is to be TI Media Solutions Inc. (the “Surviving Corporation”).

FIFTH: The By-Laws of TI Media in effect as of the Effective Date shall continue in force as the By-Laws of the Surviving Corporation, until their due alteration, amendment, or repeal in accordance with their provisions, with the Certificate of Incorporation and with applicable law.

SEVENTH: From time to time, as and when requested by TI Media as the Surviving Corporation or by its successors or assigns, to the extent permitted by law, the last acting officers and directors of the FSI, or the officers and directors of the Surviving Corporation, are hereby fully authorized, in the name of FSI (or otherwise), to execute and deliver any and all deeds, assignments, confirmations and other instruments and to take or cause to be taken all such other and further actions as TI Media, as the Surviving Corporation, may deem necessary or appropriate in order more fully to vest, perfect, confirm or assure the TI Media’s title to, and possession of, all the properly, interests, assets, rights, privileges, powers and franchises of FSI as of the Effective Date, or otherwise to carry out the provisions of this Agreement and Plan of Merger.

SEVENTH: The directors and officers of TI Media shall be the directors and officers of the Surviving Corporation as of the Effective Date, each to hold office until his or her successor has been elected and qualified or until otherwise provided by law.

EIGHTH: This Agreement and Plan of Merger may be terminated by action of the Board of Directors of TI Media or FSI at any time before the Effective Date. In the event of such termination, this Agreement and Plan of Merger shall become wholly void and of no effect. This Agreement and Plan of Merger may, to the fullest extent permitted by law, be amended or modified at any time prior to the Effective Date by action of the Board of Directors of TI Media and FSI.

NINE: The Effective Date of the merger is January 1, 2011.

CERTIFICATION

I, Linda A. Pellegrino, Assistant Treasurer of Fundraising Solutions Inc. and Assistant Treasurer of TI Media Solutions Inc., hereby certify that the attached Agreement and Plan of Merger for the merger of Fundraising Solutions inc. with and into TI Media Solutions Inc. under Section 251 of the General Corporation Law of Delaware, effective as of January 1, 2011. was duly adopted pursuant to Section 228 of the General Corporation Law of Delaware by the sole stockholder of each of Fundraising Solutions Inc. and TI Media Solutions Inc.

IN WITNESS WHEREOF, I have signed my name below as of the 4th day January, 2011.

/s/ Linda A. Pellegrino
Linda A. Pellegrino Assistant Treasurer, Fundraising Solutions Inc. Assistant Treasurer. TI Media Solutions Inc.

IN WITNESS WHEREOF, this Agreement and Plan of Merger has been signed on behalf of each of TI Media and FSI by its duly authorized officer, as of the 23rd day of December, 2010.

TI MEDIA SOLUTIONS INC.

By	/s/ Lauren Ezrol Klein
Lauren Ezrol Klein Assistant Secretary

FUNDRAISING SOLUTIONS INC.

By	/s/ Linda A. Pellegrino
Linda A. Pellegrino Assistant Treasurer

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